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                                                                   Exhibit 10.12


                               SECURITY AGREEMENT


     THIS SECURITY AGREEMENT is entered into as of the 26/th/ day of March, 2002, by and between STUDENT LOAN XPRESS, INC., a Delaware corporation (the "Borrower"), FIFTH THIRD BANK, not in its individual capacity but solely as eligible lender trustee on behalf of Student Loan Xpress, Inc. (the "Borrower ELT") and FIFTH THIRD BANK, an Ohio banking corporation (the "Lender").


Section 1.  Definitions:

       1.1  Specific Definitions.  The following definitions shall apply:

       (a)  "Collateral" has the meaning set forth in Section 2.1 hereof.

       (b) "Guarantee Payment" means any payment by a Student Loan Guarantor with respect to a Student Loan.

       (c) "Higher Education Act" has the meaning set forth in Section 2.4 hereof.

       (d) "Lien" means any security interest, mortgage, pledge, assignment, lien or other encumbrance of any kind, including interests of vendors or lessors under conditional sale contracts or capital leases.

       (e) "Loan and Security Agreement" means a Loan and Security Agreement among Borrower, Borrower ELT and a LSA Debtor pursuant to which the LSA Debtor has granted a security interest to Borrower in certain Student Loans originated by or on behalf of such LSA Debtor with funds provided by Borrower.

       (f) "LSA Debtor" means any graduate school or other student loan originator who is a party to a Loan and Security Agreement.

       (g) "Servicer" means each such servicer as approved in writing by Lender.

       (h)  "Student Loan Debtor" means the obligor of a Student Loan.

       (i) "Student Loan Guarantor" means any guarantee agency that guarantees the payment of any Student Loan included in the Collateral.

       1.2 Other Definitions. Capitalized terms not defined herein have the meanings set forth in the Second Amended and Restated Credit Agreement of even date herewith between Borrower, Grad Partners, Inc., a Delaware corporation, and Lender (the "Credit Agreement"). All other undefined terms shall have the meaning given to them in the Ohio Uniform Commercial Code.

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Section 2.  Security.

       2.1 Security Interest of Lender. To induce Lender to make the Loans, and as security for all Obligations, Borrower (and Borrower ELT in its capacity as title holder to the Student Loans that are part of the Collateral) hereby assigns to Lender as collateral and grants to Lender a continuing first priority pledge and security interest in the following property of Borrower (the "Collateral"), whether now owned or existing or hereafter acquired or arising and regardless of where it is located:

       (a) all of Borrower's and the Borrower ELT's right, title and interest in each Student Loan owned by Borrower, including all instruments, chattel paper, documents, securities, money, cash, promissory notes, loan applications and cash proceeds and payments related thereto but excluding (i) any such Student Loan and the instruments, chattel paper, documents, securities, money, cash, promissory note, loan application and proceeds relating thereto, that is sold and transferred to Education Funding Resources, LLC (formerly known as Grad Partners Premier, LLC) (and Fifth Third Bank as eligible lender trustee on its behalf) or that is sold and transferred to Student Loan Marketing Association
(SLMA) pursuant to the Exportss Agreement dated as of March 1, 2002 among SLMA, Borrower and Fifth Third Bank as eligible lender trustee on behalf of Borrower (the "SLMA Agreement") and the proceeds of such sales are delivered to Lender, and (ii) any such Student Loan and the instruments, chattel paper, documents, securities, money, cash, promissory note, loan application and proceeds relating thereto, in which a Participation Interest (as defined in the SLMA Agreement) is sold and transferred to SLMA pursuant to the SLMA Agreement, provided, however that with respect to each partially disbursed Student Loan in which SLMA owns a Participation Interest and the Borrower borrows a Revolving Loan to fund any subsequent disbursement under such Student Loan, then the Collateral shall include such Student Loan until a new Participation Interest is sold and transferred to SLMA, and the proceeds of such sales are delivered to Lender.

       (b) all of Borrower's right, title and interest in each Loan and Security Agreement listed on Exhibit A attached hereto, as such exhibit may be amended from time to time, and all of the Borrower's and the Borrower Eligible Lender Trustee's right, title and interest under such Loan and Security Agreement in each Student Loan financed under such Loan and Security Agreement, including all instruments, general intangibles, accounts, investment property, securities, money, cash, promissory notes, loan applications and cash proceeds and payments relating thereto but excluding any such Student Loan and the instruments, chattel paper, documents, securities, money, cash, promissory note, loan application and proceeds relating thereto, that is sold and transferred to Education Funding Resources, LLC (formerly known as Grad Partners Premier, LLC) (and Fifth Third Bank as eligible lender trustee on its behalf).

       (c) all proceeds and products of Collateral and all additions and accessions to, replacements of, insurance or condemnation proceeds of, and documents covering Collateral.

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       2.2  Items Not Included in Collateral. The Lender hereby expressly acknowledges that the Borrower may sell Student Loans to Education Funding Resources, LLC, a Delaware limited liability company (formerly known as Grad Partners Premier LLC), and to SLMA, and may sell Participation Interests in Student Loans to SLMA pursuant to the SLMA Agreement, and that the proceeds of such sales shall be used to repay amounts owed by Borrower to Lender under the Credit Agreement. Lender further expressly acknowledges that it does not have, and if necessary will immediately release, any Lien on or security interest in, any Student Loans, and the instruments, chattel paper, documents, securities, money, cash, promissory notes, loan applications and proceeds relating thereto, that are sold and transferred to Education Funding Resources, LLC (formerly known as Grad Partners Premier, LLC) (and Fifth Third Bank, as eligible lender trustee on its behalf) or to SLMA, or Student Loans in which Participation Interests are sold to SLMA, and for which the proceeds of such sales have been delivered to Lender; provided, however that with respect to each partially disbursed Student Loan in which SLMA owns a Participation Interest and the Borrower borrows a Revolving Loan to fund any subsequent disbursement under such Student Loan, then the Collateral shall include such Student Loan until a new Participation Interest is sold and transferred to SLMA, and the proceeds of such sales are delivered to Lender.

       2.3  Representations in Schedule I. The representations and warranties in
Schedule I attached hereto entitled the Specific Representation Schedule are true and correct in all material respects. Except as otherwise permitted hereunder, Borrower shall not change its name, transfer executive offices or maintain records with respect to Collateral at any location other than the present locations specified in that schedule.

       2.4 Provisions Concerning the Collateral. (a) Borrower represents and warrants that each Student Loan and Loan and Security Agreement contained in the Collateral reflected on each Collateral report submitted to Lender is, or at the time it arises shall be owned by Borrower free and clear of all Liens in favor of any third party, shall be a bona fide existing obligation and shall not be subject to any known deduction, offset, counterclaim, return privilege or other condition, except as applicable under the Federal Family Education Loan Program as authorized by the Higher Education Act of 1965 and all regulations promulgated thereunder, each as amended from time to time (the "Higher Education Act") or on Collateral reports delivered to Lender.

       (b) Any officer, employee or agent of Lender shall have the right, at any time or times hereafter, in the name of Lender or its nominee (including Borrower), to verify the validity, amount or any other matter relating to any Student Loan or any Loan and Security Agreement by mail, telephone, or otherwise. Lender or its designee may at any time notify LSA Debtors or any Student Loan Debtor that a security interest has been granted in the Loan and Security Agreements and the Student Loans to Lender and after default by Borrower hereunder collect the same directly and charge all collection costs and expenses to Borrower's account.

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       (c)  If Borrower becomes aware that a LSA Debtor or a Student Loan Debtor disputes liability or makes any claim with respect to a Loan and Security Agreement in excess of $10,000 or that a receivership petition or petition under any chapter of the federal bankruptcy act is filed by or against a LSA Debtor or a Student Loan Debtor, or that a LSA Debtor or a Student Loan Debtor dissolves, makes an assignment for the benefit of creditors, becomes insolvent, fails or goes out of business, or that any other event occurs which adversely affects the value of any Loan and Security Agreement owed by a LSA Debtor or any Student
Loan owed by a Student Loan Debtor, Borrower shall immediately notify Lender of each such event where such event is material in nature. After default by Borrower hereunder, Borrower shall not grant any discounts, credit or allowances to any LSA Debtor, or to any Student Loan Debtor except as required by the Higher Education Act. After default by Borrower, Lender may settle disputes and claims directly with LSA Debtors and Student Loan Debtors, and in such cases, Lender shall credit Borrower's account with the net amounts collected from such disputed Loan and Security Agreements or Student Loans, after expenses of collection.

       (d) Effective upon any Event of Default, Borrower (and Borrower ELT on behalf of Borrower) hereby grant a power of attorney and all necessary authorization to Lender to maintain any and all collection procedures with respect to the Collateral, including with respect to Student Loans contained in the Collateral, filing, pursuing and recovering claims against Student Loan Guarantors for Guarantee Payments and taking steps to enforce such Student Loans such as commencing a legal proceeding to enforce a Student Loan in the name of the Borrower or the Borrower ELT.

       2.5 Liens. Borrower as to the Loan and Security Agreement, and the Borrower ELT as to the Student Loans, has good and marketable title to its respective Collateral, and the Liens granted to Lender in this Agreement are enforceable, and upon (a) receipt by Lender of an Acknowledgment and Acceptance of Bailment Notice from the Servicer as bailee on Lender's behalf, and (b) the filing of financing statements naming the LSA Debtor, the Borrower and the Borrower ELT have been duly filed in the appropriate offices, are fully perfected first priority Liens in the Collateral with priority over the rights of every person other than Borrower in the Collateral.

       2.6 Further Assurances. (a) Borrower shall execute and deliver to Lender at Lender's request all financing statements, continuation statements and other documents that Lender may reasonably request, in form satisfactory to Lender, to perfect and maintain perfected Lender's security interest in the Collateral and to fully consummate all transactions contemplated under this Agreement. Borrower hereby irrevocably makes, constitutes and appoints Lender (and any of Lender's officers, employees or agents designated by Lender) as Borrower's true and lawful attorney with power to sign the name of Borrower on any such documents.

       (b) If any Collateral, including proceeds, consists of a letter of credit, advice of credit, instrument, money, negotiable documents, chattel paper or similar property (collectively, "Negotiable Collateral") Borrower shall, immediately upon receipt thereof,

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deliver actual physical possession of the Negotiable Collateral to Lender with such endorsements as may be necessary.

       (c) Lender may inspect and verify Borrower's books and records at any time or times hereafter, during usual business hours, in order to verify the amount or condition of the Collateral, or any other matter relating to the Collateral or Borrower's financial condition. Borrower shall promptly deliver to Lender copies of all books and records requested by Lender.

       2.7 Other Amounts Deemed Loans. If Borrower fails to pay any tax, assessment, government charge or levy or to maintain insurance within the time permitted by this Agreement or the Credit Agreement, or to discharge any Lien prohibited hereby, or to comply with any other obligation, Lender may, but shall not be required to, pay, satisfy, discharge or bond the same of the account of Borrower, and to the extent permitted by law and all monies so paid out shall be secured by the Collateral.

       2.8 Borrower Remains Liable. Borrower shall remain liable under any contracts and agreements included in the Collateral to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, and Lender shall not have any obligation or liability under such contracts and agreements by reason of this Agreement or otherwise.

Section 3   Events of Default and Remedies.

       3.1  Events of Default. Any of the following events shall be an Event of
Default:

       (a) any representation or warranty made herein by Borrower is incorrect in any material respect when made; or

       (b) Borrower fails to observe or perform any covenant, condition or agreement herein and the failure or inability of Borrower to cure such default for a period of 30 days after the occurrence thereof, provided that such 30-day grace period shall not apply to (i) a breach of any covenant which in Lender's good faith judgment is incapable of cure, (ii) any failure to maintain insurance or permit inspection of the Collateral or of the books and records of Borrower, or (iii) any breach of any covenant which has already occurred; or

       (c) an Event of Default occurs under the Credit Agreement, the Loan Documents or any document or agreement evidencing or securing the Obligations.

       3.2 Remedies. If any Event of Default shall occur and be continuing, in addition to the remedies provided in the Credit Agreement:

       (a) Lender may resort to the rights and remedies of a Lender under the Ohio Uniform Commercial Code including the right to enter any premises of Borrower, with or

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without legal process and take possession of the Collateral and remove it and any records pertaining thereto and/or remain on such premises and use it for the purpose of collecting, preparing and disposing of the Collateral;

       (b) Borrower shall upon request of Lender assemble the Collateral and any records pertaining thereto and make them available at a place designated by Lender; or

       3.3 No Remedy Exclusive. No remedy set forth herein is exclusive of any other available remedy or remedies, but each is cumulative and in addition to every other remedy given under this Agreement or the Credit Agreement or now or hereafter existing at law or in equity or by statute.

Section 4   Miscellaneous Provisions.

       4.1 Miscellaneous. No delay or omission to exercise any right shall impair any such right or be a waiver thereof, and a waiver on one occasion shall be limited to that particular occasion. This Agreement may be amended only in writing signed by the party against whom enforcement of the amendment is sought. This Agreement may be executed in counterparts. If any part of this Agreement is held invalid, the remainder of this Agreement shall not be affected thereby.

       4.2 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the respective legal representatives, successors and assigns of the parties hereto; however, Borrower may not assign any of its rights or delegate any of its obligations hereunder. Lender (and any subsequent assignee) may transfer and assign this Agreement or may assign partial interests or participation in the Loans to other persons.

       4.3 Financing Statement. Borrower hereby authorizes Lender to file a copy of this Agreement as a Financing Statement under the Ohio Uniform Commercial Code with appropriate county and state government authorities necessary to perfect the Lender's security interest in the Collateral as set forth herein.

       4.4 Notices. Any notices under or pursuant to this agreement shall be deemed duly sent when delivered in hand or when mailed by registered or certified mail, return receipt requested, to the addresses then provided for in the Notices section of the Credit Agreement.

       4.6 Governing Law; Jurisdiction. This Agreement shall be governed by the domestic laws of the State of Ohio. Borrower agrees that the state and federal courts in Hamilton County, Ohio or any other court in which Lender initiates proceedings have exclusive jurisdiction over all matters arising out of this Agreement, and that service of process in any such proceeding shall be effective if mailed to Borrower at its address described in the Notices section of the Credit Agreement. LENDER AND BORROWER HEREBY WAIVE THE RIGHT TO TRIAL BY JURY OF ANY MATTERS ARISING

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OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.



                            [Signature Page Follows]

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     IN WITNESS WHEREOF, Borrower, Borrower ELT and Lender have executed this
Security Agreement by their respective duly authorized officers as of the date first above written.

                                        BORROWER:

                                        STUDENT LOAN XPRESS, INC.

                                        By:     /s/ Perry Moore
                                                -------------------------
                                        Title:  Senior VP/Finance
                                                -------------------------


                                        BORROWER ELT:

                                        FIFTH THIRD BANK, as eligible lender
                                        trustee on behalf of Student Loan
                                        Xpress, Inc.

                                        By:     /s/ Keith E. Brock
                                                -------------------------
                                        Title:  Trust Officer
                                                -------------------------


                                        LENDER:

                                        FIFTH THIRD BANK

                                        By:     /s/ A. Hauck
                                                -------------------------
                                        Title:  Senior Vice President
                                                -------------------------



      [Signature page to Security Agreement for Student Loan Xpress, Inc.]

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                                   SCHEDULE I

                            SPECIFIC REPRESENTATIONS

     1.   The exact legal name of Borrower is: Student Loan Xpress, Inc.

     2. Other than to change its name from Direct III Acquisition Sub, Inc., Borrower has not changed its name.

     3.   Borrower does not use in its business or own any trade names.

     4. Borrower was incorporated on November 1, 2000, under the laws of the State of Delaware, and is in good standing under those laws.

     5. Borrower is qualified to transact business in Delaware, Ohio and California.

     6. Borrower has its chief executive office and principal place of business at 12760 High Bluff Drive, Suite 210, San Diego, California 92130. Borrower maintains all its records with respect to the Collateral at that address.

     7. Borrower also has a place of business at 12770 High Bluff Drive, Suite 310, San Diego, California 92130.

     8. In the past five (5) years, Borrower has never maintained its chief executive office or principal place of business or records with respect to the Collateral at any location except that set forth in paragraph 6 above.

     9. No entity (a) has been merged into Borrower, (b) has sold substantially all of its assets to Borrower outside the ordinary course of its business since Borrower was incorporated.

     10. Borrower does not have any subsidiaries, or own stock in any other corporations, or own an interest in any partnerships or joint ventures.

     11.  Borrower is not a plaintiff or defendant in any litigation.

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